                                                                    Exhibit 10.8

IBM CREDIT CORPORATION

                            COLLATERALIZED GUARANTY
                                  OF PAYMENT

TO:  IBM CREDIT CORPORATION ("IBM Credit")               DATE September 30, 1997

     5000 Executive Parkway, Suite 450
     San Ramon, CA 94583

Gentlemen:

     In consideration of credit and financing accommodations granted or to be granted by IBM Credit to Western Micro Technology, Inc. ("Dealer"), which is in the best interest of INET Systems, Inc. ("Guarantor") and from which Guarantor will derive direct or indirect economic benefit, and for other good and valuable consideration received, Guarantor hereby jointly and severally guaranties to IBM Credit, from property held separately, jointly or in community, the prompt and unconditional performance and payment by Dealer of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Dealer is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by IBM Credit ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. Guarantor acknowledges that IBM Credit is providing financing to Dealer based in part upon this Guaranty. Guarantor also acknowledges that IBM Credit has required this Guaranty as a condition, among others, to provide financing to Dealer.

     If Dealer fails to pay or perform any Liabilities to IBM Credit when due, all Liabilities to IBM Credit shall then be deemed to have become immediately due and payable, and the Guarantor shall then pay upon demand the full amount of all sums owed to IBM Credit by Dealer, together with all reasonable expenses, including reasonable attorney's fees.

     The liability of each Guarantor is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement, promissory note, or any other agreement between IBM Credit and Dealer, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or non-perfection of any security thereunder, any change in Dealer's financial condition, or the interruption of business relations between IBM Credit and Dealer. This Guaranty shall continue for so long as any sums owing to IBM Credit by Dealer remain outstanding and unpaid, unless terminated in the manner provided below. Each Guarantor acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between IBM Credit and Dealer or any other person creating or reserving any lien, encumbrance or security interest in any property of Dealer or any other person as security for any obligation of Dealer. IBM Credit need not exhaust its rights or recourse against Dealer or any other person or any security it may have at any time before being entitled to payment from the Guarantor. This is a Guaranty of Payment and not a Guaranty of Collection.

     To secure payment of all of the Guarantor's current and future debts and obligations to IBM Credit, whether under this Guaranty or any other agreement, whether direct or contingent, the Guarantor does assign, pledge and give to IBM Credit a security interest in all of the Guarantor's inventory, raw materials, goods in process, finished goods, machines, machinery, furniture, furnishings, fixtures, vehicles, equipment, accounts receivable, book debts, notes, chattel paper, acceptances, rebates, incentive payments, drafts, contracts, contract rights, choses in action, and any and all general intangibles, whether now owned or hereafter acquired, and all attachments, accessions and additions thereto, substitutions, replacements, accessories, and equipment therefor, and all proceeds therefrom (all of the above property is referred to as "the Collateral"). This security interest is also granted to secure the Guarantor's debts to all affiliates of IBM Credit.

     IBM Credit shall have the right, but not the obligation, from time to time, as it in its sole discretion may determine, and all without any advance notice to the Guarantor, to: (a) examine the Collateral; (b) appraise it as security;
(c) verify its condition and non-use; (d) verify that all Collateral has been properly accounted for and this Agreement complied with, and (e) assess, examine, check and make copies of any and all of the non-confidential books, records and files of Guarantor.

     If the Guarantor does not comply with any of the terms of this Agreement, or fails to fulfill any obligation to IBM Credit or any of its affiliates under any other agreement, or the Guarantor becomes insolvent or ceases to do business as a going concern, or a bankruptcy, insolvency proceeding, arrangement or reorganization is filed by or against the Guarantor, or any of the Guarantor's property is attached or seized, or a receiver is appointed for the Guarantor, or the Guarantor shall lose any franchise, permission, license or right to conduct its business, or the Guarantor misrepresents in a material way its financial condition or organizational structure, or whenever IBM Credit reasonably and in good faith deems the debt or Collateral to be insecure:

     a) IBM Credit may call all or any part of the amount the Guarantor or Dealer owes IBM Credit or its affiliates due and payable immediately, if permitted by applicable law, together with court costs and all costs and expenses of IBM Credit's repossession and collection activity, including, but not limited to reasonable attorney's fees.

     b) The Guarantor will hold and keep the Collateral in trust, in good order and repair, for IBM Credit's benefit and shall not exhibit or sell them.

     c) Upon IBM Credit's demand, the Guarantor will immediately deliver the Collateral to IBM Credit, in good order and repair, at a place reasonably convenient to IBM Credit, together with all related documents; or IBM Credit may, in its sole discretion and without demand, take immediate possession of the Collateral, together with all related documents.

     d) The Guarantor waives and releases: (i) any and all claims and causes of action which the Guarantor may now or ever have against IBM Credit as a result of any possession, repossession, collection or sale by IBM Credit of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon the undersigned's business; (ii) all rights of redemption from any such sale; and (iii) the benefit of all valuation, appraisal and exemption laws. If IBM Credit seeks to take possession of any of the Collateral by replevin or other court process, the Guarantor irrevocably waives any notice, bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession.

     e) The Guarantor appoints IBM Credit or any person it may delegate as its duly authorized Attorney-in-Fact to do, in IBM Credit's sole discretion, any of the following: (i) sell, assign, transfer, negotiate or pledge any and all accounts, chattel paper, or contract rights; (ii) endorse the Guarantor's name on any and all notes, checks, drafts, or other forms of exchange received as payment on any accounts, chattel paper and contract rights, for deposit in IBM Credit's account; (iii) grant any extension, rebate or renewal on any and all accounts, chattel paper or contract rights, or enter into any settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts, chattel paper and contract rights; and (v) exercise any and all rights Guarantor has in the Collateral.

     f) In the event the Guarantor brings any action or asserts any claim against IBM Credit which arises out of this Agreement, any other agreement or any of our business dealings, in which the Guarantor does not prevail, the Guarantor agrees to pay to IBM Credit all court costs and all reasonable costs and expenses of IBM Credit's defense of such action of claim including, but not limited to, reasonable attorney's fees.

     IBM Credit may also declare a default under this Agreement and exercise any and all rights and remedies available herein, if, in IBM Credit's sole discretion, IBM Credit determines that the Collateral has substantially decreased in value, and Guarantor has been unable to either: (a) provide IBM Credit with additional collateral in a form and substance satisfactory to IBM Credit; or (b) reduce the total indebtedness of Dealer by an amount sufficient to IBM Credit.

     IBM Credit has and will always possess all the rights and remedies of a secured party under law, and its rights and remedies are and will always be cumulative. The Guarantor acknowledges and agrees that the Collateral is the subject of widely distributed standard price quotations and is customarily sold in a recognized market. Guarantor agrees that a private sale by IBM Credit of any of the Collateral to a dealer in those types of Collateral is a commercially reasonable sale. Further, Guarantor agrees that delivery by IBM Credit of any of the Collateral to a distributor or manufacturer, with a request that it repurchase Collateral, as provided in any repurchase agreement with IBM Credit, is a commercially reasonable disposition or sale.

     The Guarantor promises that except for liens and claims previously disclosed to IBM Credit and purchase money liens (a) the Collateral is and shall remain free from all claims and liens superior to yours; (b) the Guarantor shall defend the Collateral against all other claims and demands; and (c) the Guarantor will notify IBM Credit before it signs, or authorizes the signing of any financing statement regardless of its coverage. Where permitted by law, IBM Credit may perfect its security interest in the Collateral by filing a financing statement signed only by IBM Credit. The undersigned will execute any and all documents IBM Credit may request to confirm or perfect its title or security interest in the Collateral.

     Guarantor's principal place of business is located at:
  888 Isom Road                 San Antonio, TX 78216
--------------------------------------------------------------------------------
(Number and Street)           (City, County, State, Zip Code)

and Guarantor represents that its business is conducted as a ___ SOLE PROPRIETORSHIP, PARTNERSHIP, ___ JOINT VENTURE, X CORPORATION, ___ COOPERATIVE
                                                ---
(check applicable term). The Guarantor agrees to notify IBM Credit immediately of any change in identity, name, form of ownership or management, and of any change in its principal place of business, or any additions or discontinuances of other business locations.

     The Collateral shall be kept at the Guarantor's principal place of business and at the following addresses:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

until all sums owed to IBM Credit are paid in full. The undersigned will immediately notify you if the Collateral is kept at any other address. This paragraph is for IBM Credit's informational purposes only, and is not in any way or manner intended to limit the extent of IBM Credit's security interest in the Collateral.

     The Guarantor and its predecessors have done and do business only under the following names:

________________________________________________________________________________

________________________________________________________________________________

     The Guarantor will pay all taxes, license fees, assessments and charges on the Collateral when due. The Guarantor will be responsible for any loss of Collateral for any reason whatsoever. The Guarantor will keep the Collateral insured for its full insurable value against loss or damage by fire, wind, theft and for combined additional coverage, including vandalism and malicious mischief, and for other risks as IBM Credit may require. The Guarantor will obtain insurance under such terms and in amounts as IBM Credit may specify, from time to time, in companies acceptable to IBM Credit, with a loss-payee or mortgagee clause payable to IBM Credit to the extent of any loss to the Collateral and containing a waiver of all defenses against the Guarantor that is acceptable to you. The undersigned further agrees to provide IBM Credit with written evidence of the required insurance coverage and loss-payee or mortgagee clause. The Guarantor assigns to IBM Credit all sums not in excess of the unpaid debt owed IBM Credit, and directs any insurance company to make payment directly to IBM Credit to be applied to the unpaid debt owed IBM Credit. The Guarantor further grants you an irrevocable power of attorney to endorse any draft and sign and file all of the necessary papers, forms and documents to initiate and settle any and all claims with respect to the Collateral. If the Guarantor fails to pay any of the above-referenced costs, charges or any insurance premiums, or if it fails to insure the Collateral, IBM Credit may pay such costs, charges or any insurance premiums, and the amounts paid shall be considered an additional debt owed by the Guarantor to IBM Credit. The Guarantor will promptly notify IBM Credit of any loss, theft or destruction of or damage to any of the Collateral.

     Except for transactions in the ordinary course of business, the Guarantor will not rent, lease, lend, demonstrate, pledge, create a security interest in, transfer or secrete any of the Collateral, or use the Collateral for any purpose other than exhibition, without IBM Credit's prior written consent, which will not be unreasonably withheld.

     This Guaranty is assignable, shall be construed liberally in favor of IBM Credit, and shall inure to the benefit of and bind respective successors, personal representatives and assigns of IBM Credit and Guarantor, and also benefit any of existing or future affiliates of IBM Credit that may extend credit to Dealer.

     In accordance with Section 2856 of the California Civil Code (if the same shall be found to be applicable): (i) Guarantor waives any and all rights of defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any or all rights and defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Liabilities, or to any other guarantor (including any other Guarantor) of any of the Liabilities with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the Dealer's indebtedness or such guarantor's Liabilities, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and (ii) Each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Liabilities, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; and even though the election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Liabilities, has destroyed such Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. This paragraph is included solely out of an abundance of caution and shall not be construed to mean any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Liabilities.

     If Dealer hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in it's management, ownership, identity, or organizational structure, this Guaranty shall continue to extend to any Liabilities of the Dealer or such resulting corporation, dissolved corporation, or new or changed legal entity, or identity to IBM Credit.

     The Guarantor waives: notice of the acceptance of this Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance, any right of contribution from other guarantors, and dishonor; notices of amount of indebtedness of Dealer outstanding at any time; notices of the number and amount of advances made by IBM Credit to Dealer in reliance on this Guaranty; notices of any legal proceedings against Dealer; notice and hearing as to any prejudgment remedies; and any other demands and notices required by law. The Guarantor further waives all rights of set-off and all counterclaims against IBM Credit or Dealer. The Guarantor also waives any and all rights in and notices or demands relating to any collateral now or hereafter securing any of the Liabilities, including, but not limited to, all rights, notices or demands relating, whether directly or indirectly, to the sale or other disposition of any or all of such collateral or the manner of such sale or other disposition. All waivers by the Guarantor herein shall survive any termination or revocation of this Guaranty.

     The Guarantor authorizes IBM Credit to sell at public or private sale or otherwise realize upon the collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as IBM Credit deems best. The Guarantor further authorizes IBM Credit to deal with the proceeds of such collateral as provided in IBM Credit's agreement with Dealer, without prejudice to IBM Credit's claim for any deficiency and free from any right or redemption on the part of Dealer, the Guarantor or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

     The Guarantor further agrees that all of its right, title and interest in, to and under any loans, notes, debts and all other liabilities and obligations whatsoever owed by Dealer to the Guarantor, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. Except for intercompany transactions in the ordinary course of business, the Guarantor will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilities are paid, performed and fully satisfied.

     The Guarantor has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representations made by IBM Credit. The Guarantor acknowledges that it has access to current and future Dealer financial information which will enable the Guarantor to continuously remain informed of Dealer's financial condition. The Guarantor also consents to and agrees that the obligations under this Guaranty shall not be affected by subsequent increases or decreases in the credit line that IBM Credit may grant to Dealer; substitutions, exchanges or releases of all or any part of the collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the collateral to the extent IBM Credit, in its sole discretion, deem proper; or purchases of all or any part of the collateral for IBM Credit's own account.

     This Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Dealer, whether such proceedings, actions and/or claims are federal and/or state.

     This Guaranty is submitted by the Guarantor to IBM Credit (for its acceptance or rejection thereof) at its above specified office; as an offer by the Guarantor to guaranty the credit and financial accommodations provided by IBM Credit to Dealer. If accepted, this Guaranty shall be deemed to have been made at IBM Credit's above-specified office. This Guaranty and all obligations pursuant thereto, shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and, in all other respects by the laws of the state of New York. The Guarantor, to induce IBM Credit to accept this Guaranty, agrees that all actions or proceedings arising directly or indirectly in connection with, out of, related to or from this Guaranty may be litigated in courts within the state of New York. The Guarantor consents and submits to the jurisdiction of any local, state or federal court located within that state. The Guarantor waives any right to transfer or change the venue of any litigation brought against the Guarantor by IBM Credit in accordance with this paragraph.

     Any delay by IBM Credit, or its successors, affiliates or assigns in exercising any or all rights granted IBM Credit under this Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by IBM Credit, its successors, affiliates or assigns, to exercise any or all rights granted IBM Credit under this Guaranty shall not operate as a waiver of IBM Credit's right to exercise any or all of them later.

     This document contains the full agreement of the parties concerning the guaranty of Dealer's Liabilities and can be varied only by a document signed by all of the parties hereto. The Guarantor may terminate this Guaranty by notice to IBM Credit in writing, the termination to be effective sixty (60) days after receipt and acknowledgment thereof by IBM Credit, but the termination shall in no manner terminate the Guarantor's guaranty of Liabilities arising prior to the effective date of termination. If executed by more than one party "Guarantor" shall be deemed to refer to all thereof and the obligations of all thereof hereunder shall be joint and several.

     IBM CREDIT AND GUARANTOR AGREE THAT ANY ACTION, SUIT, OR PROCEEDING, RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY INCLUDING ANY COUNTERCLAIMS, OR THE RELATIONSHIP BETWEEN IBM CREDIT AND GUARANTOR, WILL BE TRIED IN A COURT OF COMPETENT JURiSDICTION BY A JUDGE WITHOUT A JURY. THUS, IBM CREDIT AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.

WITNESS                                               INET SYSTEMS, INC.
                                             -----------------------------------
                                               Name of Corporate Guarantor

______________________________________       By:       /s/ James W. Dorst
                                                --------------------------------

Print Name:___________________________       Print Name:      James W. Dorst
                                                        ------------------------

Address:______________________________       Title:   Chief Financial Officer
                                                   -----------------------------

______________________________________       Guarantor's Address:_______________

______________________________________       ___________________________________

                                             ___________________________________

SEAL

                                             ATTEST:

                                                      /s/ James W. Dorst
                                             -----------------------------------
                                                         Secretary

                                             Print Name:       James W. Dorst
                                                         -----------------------

STATE OF TEXAS                      )
                                    ) SS
COUNTY OF BEXAR                     )

On this 30th day of September, 1997, the above individuals personally appeared before me, and who, being duly sworn, each stated that the foregoing Guaranty was executed in each of their representative capacities as represented above for the Guarantor.


                                                      /s/ Karen Pagel
                                             ----------------------------------
                                                      Notary Public

My Commission Expires: ____________

        NOTARY PUBLIC SEAL
        FOR KAREN PAGEL

                            SECRETARY'S CERTIFICATE


     I hereby certify that I am the Secretary of the following named corporation and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of the corporation at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

     "BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Western Micro Technology, Inc. ("Dealer") to IBM Credit Corporation on behalf of the corporation, which instrument may contain such terms as any officer may see fit including, but not limited to a grant of a security interest in all assets of this corporation to secure this corporation's liabilities and obligations to IBM Credit Corporation; a waiver of notice of the acceptance of this guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; any right of contribution from other guarantors; and all set-offs and counterclaims."

     IN WITNESS WHEREOF and as Secretary of the named corporation I have hereunto set my hand and affixed the corporate seal on this 30th day of September, 1997.



                                                      /s/ James W. Dorst
                                             -----------------------------------
                                                            (Secretary)

                                                       James W. Dorst
                                             -----------------------------------
                                                       (Corporate Guarantor)

CORPORATE SEAL